                                 FIRST AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                          MET INVESTORS ADVISORY CORP.,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       AND
                     METLIFE INVESTORS USA INSURACNE COMPANY

     This AMENDMENT (this "Amendment") is made and entered into as of the 1st day of February, 2008 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METLIFE INVESTORS USA INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts set forth on Schedule A hereto, as amended from time to time (each an "Account"), MET INVESTORS ADVISORY CORP. (the "Adviser") and METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter").

     WHEREAS, the Company, on its own behalf and on behalf of each Account, the Underwriter and the Fund are parties to a Participation Agreement dated as of February 12, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached.

     2. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     3. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

                                        METLIFE INVESTORS USA INSURANCE COMPANY


                                        By: /s/ Richard C. Pearson
                                            ------------------------------------
                                        Name: Richard C. Pearson
                                        Its: Vice President and Associate
                                             General Counsel


                                        MET INVESTORS SERIES TRUST


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Their: President


                                        MET INVESTORS ADVISORY CORP.


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Their: President


                                        MET INVESTORS DISTRIBUTORS COMPANY


                                        By: /s/ Richard C. Pearson
                                            ------------------------------------
                                        Name: Richard C. Pearson
                                        Title: Executive Vice President and
                                               General Counsel

                             PARTICIPATION AGREEMENT
                                      Among
                           MET INVESTORS SERIES TRUST,
                          MET INVESTORS ADVISORY CORP.,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       And
                     METLIFE INVESTORS USA INSURANCE COMPANY

                                   SCHEDULE A
              ACCOUNTS AND ASSOCIATED VARIABLE INSURANCE CONTRACTS

Name of Account                                       Variable Insurance Contracts Funded by Account
---------------                                 ---------------------------------------------------------
MetLife Investors USA Separate Account A        SF-135 R2C (Investors Choice)
                                                SF-135-R2V [135PB2 (Capital Strategist) and 136 are based
                                                on R2V]
                                                SF-266R1 (228)
                                                SF-234
                                                SF-236 (FLA SUNSHINE)
                                                SF-224
                                                Form 221R1
                                                Form 224
                                                Form 223 112000
                                                Form 203
                                                Form 233
                                                Form 245
                                                Form 224R1
                                                8010 (11/00) and 8011 (11/00)
                                                SF 230
                                                SF 101
                                                SF 137
                                                Series VA
                                                Series XC
                                                Series L and L-4 year
                                                Series C
                                                Vintage L and Vintage XC
                                                PrimElite III
                                                Marquis Portfolio
                                                Protected Equity Portfolio
                                                Series S & Series S- L share option
                                                PrimElite IV
                                                Plus any additional products that, in the future, are
                                                funded through Separate Account A

MetLife Investors USA Variable Life Account A   Variable Life Insurance policies

                                SECOND AMENDMENT
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                             METLIFE ADVISERS, LLC,
                     METLIFE INVESTORS DISTRIBUTION COMPANY,
                                       AND
                     METLIFE INVESTORS USA INSURANCE COMPANY

     AMENDMENT (this "Amendment") is made and entered into as of the 1st day of May, 2009 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METLIFE INVESTORS USA INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts, METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter"), and METLIFE ADVISERS, LLC, a limited liability company organized under the laws of the State of Delaware (the "Adviser").

     WHEREAS, the Company, the Underwriter, and the Fund are parties to a Participation Agreement dated as of February 12, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. References in the Agreement to Met Investors Advisory Corp. are hereby replaced with MetLife Advisers, LLC.

     2. In all other respects, the Agreement is confirmed and remains in full force and effect.

     3. This Amendment shall become effective as of the date first set forth above.

     4. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

     5. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date first set forth above.

                                        MET INVESTORS SERIES TRUST


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President


                                        METLIFE ADVISERS, LLC


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: President and Chief Executive
                                               Officer


                                        METLIFE INVESTORS DISTRIBUTION COMPANY


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: Executive Vice President and
                                               Chief Marketing Officer


                                        METLIFE INVESTORS USA INSURANCE COMPANY


                                        By: /s/ Elizabeth M. Forget
                                            ------------------------------------
                                        Name: Elizabeth M. Forget
                                        Title: Executive Vice President